Income taxes	6 Months Ended
Jun. 30, 2020
Income taxes [abstract]
Income taxes

5 Income taxes

Quarters				First half		Full year
Q2 2020	Q1 2020	Q2 2019	(in USD million)	2020	2019	2019

(720)	81	3,520	Income/(loss) before tax	(640)	8,401	9,292
469	(786)	(2,045)	Income tax	(316)	(5,213)	(7,441)
65.2%	>100%	58.1%	Effective tax rate	(49.5%)	62.1%	80.1%

The tax rate for the second quarter of 2020 and for the first half of 2020 was primarily influenced by the temporary changes to Norway’s petroleum tax system as described in note 8 Impact of pandemic and oil price decline, and changes in best estimates for uncertain tax positions.

The tax rate for the first half of 2020 was also influenced by losses including impairments recognised in countries with unrecognised deferred taxes or in countries with lower than average tax rates and currency effects in entities that are taxable in other currencies than the functional currency.

The tax rate for the second quarter of 2019 and the first half of 2019 was primarily influenced by positive operating income in countries with unrecognised deferred tax assets, and tax exempted divestment of interests on the NCS.

The tax rate for the full year 2019 was primarily influenced by losses recognised in countries with unrecognised deferred tax assets or in countries with lower than average tax rates, partially offset by tax exempted gains on divestments.